THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "ACT") OR ANY APPLICABLE STATE SECURITIES LAWS. IT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, CONVERTED, OR HYPOTHECATED IN THE ABSENCE OF A REGISTRATION STATEMENT IN EFFECT WITH RESPECT TO THE SECURITIES UNDER SUCH ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

                                CONVERTIBLE NOTE
                                ----------------

$250,000.00                                        King of Prussia, Pennsylvania


FOR VALUE RECEIVED, the undersigned, SEDONA CORPORATION, a Pennsylvania corporation ("Maker"), promises to pay to William W. Rucks, IV ("Holder"), with the address of 600 Jefferson Street, Post Office Box 51967, Lafayette, Louisiana 70505, the principal sum of TWO HUNDRED FIFTY THOUSAND and no/100 dollars ($250,000.00) ("Loan"), together with interest thereon at the rate of eight percent (8%) per annum from the date hereof until the earlier of maturity or the date the balance shall be paid in full (this "Note"); provided that Holder shall be entitled at any time during the term of the Loan to convert the then outstanding balance of the Loan into shares of Common Stock at a price of $0.18 per share.

         1. Definitions. The following definitions are applicable to the words, phrases or terms used in this Note.

                  (a) The term "Common Stock" shall mean the Maker's common stock, par value $0.001 per share.

                  (b) The term "Holder" shall mean and include all heirs, successors and assigns of any owner or holder of this Note.

                  (c) The term "Maker" shall mean and include all makers, co-makers and other parties signing on the face of this Note and their successors and assigns, and the use of the plural number shall include the singular, and vice versa, and the use of any gender shall include all genders.

                  (d) The term "Maturity" shall mean the date on which this Note shall be due and payable in full, which date shall be June 30, 2007.

                  (e) The term "Notice of Conversion" shall mean the Notice of Conversion substantially in the form of Exhibit A attached hereto.


                  (f) The term "Shares" shall mean all shares of Common Stock or other securities issued or issuable pursuant to the exercise of the Notice of Conversion.

         2. Payment Terms. This Loan shall be effective commencing on the date hereof and continuing until two (2) years after the effective date. Unless the
Note is converted or prepaid, the Maker shall be obligated to make one payment of all outstanding principal due thereon at Maturity. The Maker shall pay


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interest annually in arrears, unless, prior to such payment, Holder provides
Maker with a written Notice of Conversion of Holder's election to convert all of such payment into Shares. Unless otherwise designated in writing, mailed or delivered to Maker, the place for payment of the indebtedness evidenced by this Note shall be the Holder's principal address as noted above. Payments received on this Note shall be applied first to accrued interest, and the balance to principal.

         3. Events of Default. The following shall constitute an Event of
Default:

In the event Maker shall fail (i) to pay any sums due hereunder when due, or
(ii) to observe or perform any term, condition, covenant, representation or warranty set forth herein, when due or required, or within any period of time permitted thereunder for cure of any such default or non-performance.

         4. Acceleration of Maturity. Upon the happening of any Event of Default, the unpaid principal and interest due Holder shall, at the option of the Holder, become immediately due and payable.

         5. Limitation on Interest. In no contingency, whether by reason of acceleration of the Maturity of this Note or otherwise, shall the interest contracted for, charged or received by Holder exceed the maximum amount permissible under applicable law. If, from any circumstance whatsoever, interest would otherwise be payable to Holder in excess of the maximum lawful amount, the interest payable to Holder shall be reduced to the maximum amount permitted under applicable law; and, if from any circumstance the Holder shall ever receive anything of value deemed interest by applicable law in excess of the maximum lawful amount, an amount equal to any excessive interest shall be applied to the reduction of the principal of this Note and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of the Note such excess shall be refunded to Maker. All interest paid or agreed to be paid to Holder shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full period until payment in full of the principal of the Note (including the period of any renewal or extension thereof) so that interest thereon for such full period shall not exceed the maximum amount permitted by applicable law.

         6. Remedies; Nonwaiver. Failure of Holder to exercise any right or remedy available to Holder upon the occurrence of an Event of Default hereunder shall not constitute a waiver on the part of Holder of the right to exercise any such right or remedy for that Event of Default or any subsequent Event of Default. The exercise of any remedy by Holder shall not constitute an election of any such remedy to the exclusion of any other remedies afforded Holder at law or in equity, all such remedies being nonexclusive and cumulative. If an Event of Default occurs under this Note and this Note is referred to an attorney at law for collection, Maker agrees to pay all costs incurred by Holder incident to collection up to a limit of 10% of the unpaid debt, including but not limited to reasonable attorney fees, enforceable as a contract of indemnity, plus all court costs.

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         7. Waivers. The Maker, endorsers, sureties and guarantors hereof, if any, severally (i) waive presentment, protest and demand, (ii) waive notice of protest, demand, dishonor and nonpayment of this Note, and (iii) expressly agree that this Note may be renewed in whole or in part, or any nonpayment hereunder may be extended, or a new note of different form may be substituted for this Note or changes may be made in consideration of the extension of the Maturity date hereof, or any combination thereof, from time to time, but, in any singular event or any combination of such events, neither Maker nor any endorser, surety or guarantor will be released from liability by reason of the occurrence of any such event, nor shall Holder hereof be deemed by the occurrence of any such event to have waived or surrendered, either in whole or in part, any right it otherwise might have.

         8. Option to Convert Note into Stock.

                  (a) The Maker represents that at any time during the term of the Loan, Holder shall have the right and option to convert (the "Conversion Right") the unpaid principal balance of this Note or any part thereof (the "Outstanding Principal Balance"), into Shares having all rights inherent in common stock under the Maker's Articles of Incorporation and Bylaws in effect as of the date hereof. The number of Shares to be paid on conversion shall be equal to the amount of the then Outstanding Principal Balance divided by $0.18. The $0.18 conversion price for conversion of the Outstanding Principal Balance shall be protected by full-ratchet anti-dilution, with exemption of stock options issued to the Maker's employees and directors only, as is further set forth in the Loan Documents. Interest shall be paid in cash; provided, however, that at the sole election of the Holder, accrued and unpaid interest may be converted into Shares by dividing the amount to be converted by $0.18.

                  (b) Maker shall timely file a registration statement to register for resale under the Securities Act of 1933, as amended (the "Securities Act"), all Shares that may be issued under this Note, and shall continue to maintain such Shares as so registered so long as Maker remains obligated to Holder under the terms of this Note.

                  (c) Maker's right to convert the Outstanding Principal Balance and accrued and unpaid interest shall terminate upon payment thereof in cash by Maker.

         9. Mechanics of Conversion. Before the Holder shall be entitled to convert the Outstanding Principal Balance of or the accrued and unpaid interest on this Note into Shares, the Holder shall surrender this Note, duly endorsed, at the office of the Maker, and shall give written Notice of Conversion to the Maker at its principal corporate office of the Holder's election to convert the same and shall state therein the name or names in which the certificate or certificates for the Shares are to be issued.. The Maker shall, promptly thereafter, issue and deliver to such persons at the address specified by the Holder, a certificate or certificates for the Shares to which the Holder is entitled. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of surrender of this Note, and the persons entitled to receive the Shares issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Shares as of such date. No fractional shares shall be issued upon conversion of this Note and the number of Shares to be issued shall be rounded down to the nearest whole share. In the event that Holder elects to convert only a portion of the Outstanding Principal Balance or accrued and unpaid interest into Shares, Holder shall deliver to Maker a written acknowledgement of partial payment.

         10. Prepayment. If at any time, in the event that the Maker's cash position increases to a significant level, in the Maker's sole judgment, due to increased business activity, a legal settlement, or additional equity investment, the Maker, on thirty (30) days' written notice to Holder, may, in its sold discretion, elect to prepay the Outstanding Principal Balance, plus accrued and unpaid interest, in cash, at any time, without penalty, in the event the Maker does not elect to send Maker a Notice of Conversion to convert all or a designated part of the Outstanding Principal Balance during the thirty (30) day notice period.

         11. Controlling Law. This Note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania (other than its conflict of laws principles) and the provisions of applicable federal law.

         12. Shareholder Status. Nothing contained in this Note shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or to receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Maker or of any other matter, or any rights whatsoever as a shareholder of the Maker prior to conversion hereof.

         13. Notices. Any notice required or permitted under this Note shall be in writing and shall be deemed to have been given on the date of delivery, if personally delivered or delivered by courier, overnight express or other method of verified delivery, to the party to whom notice is to be given, and addressed to the addressee at the address of the addressee set forth herein, or the most recent address, specified by written notice, given to the sender pursuant to this paragraph.

         14. Captions. The captions of the sections of this Note are for the purpose of convenience only and are not intended to be a part of this Note and shall not be deemed to modify, explain, enlarge or restrict any of the provisions hereof.

         15. Remedies Not Exclusive. The remedies provided in this Note and the Security Agreement or otherwise available to Holder for enforcing the payment of the principal sum together with interest and the performance of the covenants, conditions and agreements herein and therein contained are cumulative and concurrent and may be pursued singly or successively or together at the sole discretion of Holder, and may be exercised from time to time as often as occasion therefore shall occur until Holder has been paid all sums due in full.

         16. Severability. The terms and provisions of this Note are severable. In the event of the unenforceability or invalidity of any one or more of the terms, covenants, conditions or provisions of this Note under federal, state or other applicable law, such unenforceability or invalidity shall not render any other term, covenant, condition or provision hereunder unenforceable or invalid. In the event any waiver by Maker hereunder is prohibited by law, such waiver shall be and be deemed to be deleted herefrom.

         17. Integration. This Note, together with the Term Sheet executed in connection with the Loan or such formal documentation as contemplated by the Term Sheet ("Loan Documents") express the entire agreement between the Maker and Holder concerning the subject matter hereof and no modification of this Note shall be effective unless expressed in a mutually signed writing. None of Holder's rights, powers, privileges or immunities under this Note can be waived unless (and then only to the extent that) such waiver is expressed in a writing signed by Holder.

         18. Successors and Assigns. This Note shall be binding upon the Maker, its successors and assigns, and shall inure to the benefit of Holder, his heirs and assigns. The Holder may assign all or any part of this Note to related entities controlled by the Holder or to independent third parties, provided that such assignment is made in compliance with the Securities Act and applicable state securities laws.

         19. Time of Essence. Subject to the provisions hereof, time is of the essence of each and every provision of this Note.

         20. Saturdays, Sundays, Holidays, etc. If the last or appointed day for the making of any payment, the taking of any action or the expiration of any right required or granted herein shall be a Saturday, Sunday or a legal holiday, then such payment may be made, such action may be taken or such right may be exercised on the next succeeding day not a Saturday, Sunday or legal holiday.

         21. Loss, Theft, Destruction or Mutilation of Note. Maker covenants that upon receipt by the Maker of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Note, and in case of loss, theft or destruction, of indemnity reasonably satisfactory to it (which shall not include the posting of any bond), and upon surrender and cancellation of such
Note if mutilated, the Maker will make and deliver a new Note in the same form and dated as of the date hereof, in lieu of such Note.

         22. WAIVER OF JURY TRIAL.

         MAKER AND HOLDER ACKNOWLEDGE AND AGREE THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS NOTE OR WITH RESPECT TO THE TRANSACTION CONTEMPLATED HEREBY WOULD BE BASED UPON DIFFICULT AND COMPLEX ISSUES AND, THEREFORE, THE PARTIES AGREE THAT ANY LAWSUIT ARISING OUT OF ANY SUCH CONTROVERSY SHALL BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY. ACCORDINGLY, MAKER AND HOLDER IRREVOCABLY WAIVE, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT EITHER PARTY MAY NOW OR HEREAFTER HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR IN CONNECTION WITH THIS NOTE OR ANY OF THE LOAN DOCUMENTS.

         23. JURISDICTION AND VENUE.

         MAKER HEREBY AGREES THAT ALL ACTIONS FOR PROCEEDINGS INITIATED BY MAKER AND ARISING DIRECTLY OR INDIRECTLY OUT OF THE LOAN DOCUMENTS SHALL BE LITIGATED IN THE COURTS OF THE COMMONWEALTH OF PENNSYLVANIA, OR THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF PENNSYLVANIA, OR IN ANY OTHER COURT IN WHICH HOLDER SHALL INITIATE SUCH ACTION, TO THE EXTENT SUCH COURT HAS JURISDICTION. MAKER HEREBY EXPRESSLY SUBMITS AND CONSENTS IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED BY HOLDER IN ANY OF SUCH COURTS AND HEREBY WAIVES PERSONAL SERVICE OF THE SUMMONS AND COMPLAINT, OR OTHER PROCESS OR PAPERS ISSUED THEREIN, AND AGREES THAT SERVICE OF SUCH SUMMONS AND COMPLAINT OR OTHER


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PROCESS OR PAPERS MAY BE MADE BY REGISTERED OR CERTIFIED MAIL ADDRESSED TO THE
MAKER AT THE ADDRESS TO WHICH NOTICES ARE TO BE SENT PURSUANT TO THIS NOTE. MAKER WAIVES ANY CLAIM THAT PHILADELPHIA COUNTY, PENNSYLVANIA OR THE EASTERN DISTRICT OF PENNSYLVANIA IS AN INCONVENIENT FORUM OR AN IMPROPER FORUM BASED ON LACK OF VENUE. SHOULD MAKER, AFTER BEING SO SERVED, FAIL TO APPEAR OR ANSWER TO ANY SUMMONS, COMPLAINT, PROCESS OR PAPERS SO SERVED WITHIN THE NUMBER OF DAYS PRESCRIBED BY LAW AFTER THE MAILING THEREOF, MAKER SHALL BE DEEMED IN DEFAULT AND AN ORDER AND/OR JUDGMENT MAY BE ENTERED BY HOLDER AGAINST MAKER AS DEMANDED OR PRAYED.


         IN WITNESS WHEREOF and intending to be legally bound hereby, Maker has duly executed this Note as of this the 1st day of July, 2005.


Maker's Address:                              MAKER:
----------------                              ------
1003 West Ninth Avenue, 2nd floor             SEDONA CORPORATION
King of Prussia, PA 19406

                                              -------------------------------
                                              By: Marco A. Emrich
                                                  President and Chief
                                                  Executive Officer

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                                    EXHIBIT A


                              NOTICE OF CONVERSION





TO:  SEDONA CORPORATION

         (1) The undersigned hereby elects to purchase _________ shares of Common Stock (the "Common Stock"), of SEDONA CORPORATION pursuant to the terms of the attached Convertible Note dated July 1, 2005, between Sedona Corporation, as Maker, and William W. Rucks, as Holder (the "Note") and tenders herewith [THE ORIGINAL NOTE] [AN ACKNOWLEDGEMENT OF PARTIAL PAYMENT OF THE OUTSTANDING PRINCIPAL BALANCE OF AND/OR ACCRUED AND UNPAID INTEREST ON THE NOTE] together with all applicable transfer taxes.

         Please issue a certificate or certificates representing said shares of Common Stock in the name of the undersigned or in such other name as is specified below:



                 ______________________________________________
                                     (Name)

                 ______________________________________________
                                    (Address)



                                    Dated:_____________________________________

                                    Name of Entity
                                    (if applicable):___________________________

                                    Signed:____________________________________

                                    Name:______________________________________

                                    Title
                                    (if applicable):___________________________

                                    Address:___________________________________

                                    ___________________________________________

                                    ___________________________________________

                                    Tax Identification Number:_________________

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                              SEDONA CORPORATION

                              NOTE ASSIGNMENT FORM
                     (To assign the foregoing Note, execute
                   this form and supply required information.)


         FOR VALUE RECEIVED, the foregoing Note and all rights evidenced thereby are hereby assigned to ________________________________________ whose address is
_______________________________________________________________________________

_______________________________________________________________________________

_______________________________________________________________________________

                                           Dated:_______________________________

                                           Name of Entity
                                           (if applicable):_____________________

                                           Signed:______________________________

                                           Name:________________________________

                                           Title
                                           (if applicable): ____________________

                                           Address:_____________________________

                                           _____________________________________

                                           _____________________________________


SIGNATURE GUARANTEED:
---------------------

NOTE: The signature to this Assignment Form must correspond with the name as it appears on the face of the Note, without alteration or enlargement or any change whatsoever, and must be guaranteed by a bank or trust company. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Note.